                                                                   EXHIBIT 10.21


                       TENTH AMENDMENT TO LEASE AGREEMENT
                       ----------------------------------


     THIS TENTH AMENDMENT TO LEASE AGREEMENT (hereinafter referred to as the "Tenth Amendment") is made as of the 20th day of May, 1998, by and between WEEKS REALTY, L.P. (hereinafter referred to as "Landlord") and CHECKMATE ELECTRONICS, INC. (hereinafter referred to as "Tenant").


                             W I T N E S S E T H :
                             --------------------

     WHEREAS, ASC North Fulton Associates Joint Venture and Tenant entered into that certain Lease Agreement dated July 17, 1990, as amended by that certain First Amendment to Lease dated December 20, 1990, as amended by that certain Second Amendment to Lease dated October 15, 1.992, as amended by that certain Third Amendment to Lease April 30, 1993, as amended by that certain Fourth Amendment to Lease July 15, 1993, as amended by that certain Fifth Amendment to Lease dated August 16, 1994, as amended by that certain Sixth Amendment to Lease dated February 20, 1995, as amended by that certain Seventh Amendment to Lease dated January 18, 1996, as amended by that certain Eighth Amendment to Lease dated April 1, 1996, and as further amended by that certain Ninth Amendment to Lease Agreement dated August 18, 1997 (hereinafter collectively referred to as the "Agreement") for the lease of 49,168 square feet of office/ warehouse space at 1003,1009, and 1011 Mansell Road, Roswell, Georgia which is more particularly described in the Agreement and certain easements, rights and privileges appurtenant thereto (hereinafter referred to as the "Leased Premises"); and

     WHEREAS, Weeks Realty, L.P. succeeded to the interest of the landlord under the Agreement and is the Landlord with respect to the Leased Premises; and

     WHEREAS, Tenant desires to lease an additional 9,600 square feet of office/ warehouse space at 999 Mansell Road, art additional 7,370 square feet of office/ warehouse space at 1003-C Mansell Road, and an additional 4,800 square feet of office/ warehouse space at 1003-D Mansell Road (for a total of 21,770 additional square feet, hereinafter collectively referred to as the "Additional Space"); and

     WHEREAS, Landlord and Tenant desire to enter into this Tenth Amendment in order to provide for said expansion of the Leased Premises upon terms and conditions mutually acceptable to Landlord and Tenant;

     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by Landlord and Tenant to one another, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Landlord and Tenant, Landlord and Tenant amend the Agreement as follows:

     1. Effective May 1, 1998, and continuing until midnight on September 30, 1999, Tenant shall lease the Additional Space as shown on the plans attached hereto as Exhibits "A-1", "A-2" and "A-3", which together with the 49,168 square feet being leased by Tenant under the original Agreement (hereinafter the "Existing Space"), equals a total of 70,938 square feet (the Additional Space and the Existing Space shall be collectively hereinafter referred to as the "Leased Premises" for all purposes of the Agreement, as amended hereby).

     2. Effective May 1, 1998, Paragraph 3(b) of the Agreement is hereby amended to provide that Tenant shall pay the base rental as set forth below:

Existing Space (49,168 total square feet):
------------------------------------------

     1003 Mansell Road, Suite A-1 (4,200 square feet):
     -------------------------------------------------
     May 1, 1998 - September 30,1999         $2,782.50/month   $33,390.00/year

     1003 Mansell Road, Suite A-A (4,430 square feet):
     -------------------------------------------------
     May 1, 1998 - September 30,1999         $2,934.88/month   $35,218.50/year

     1009 Mansell Road, Suite D (11,200 square feet):
     ------------------------------------------------
     May 1, 1998 - September 30,1999         $7,420.00/month   $89,040.00/year

     1009 Mansell Road, Suite F (2,350 square feet):
     -----------------------------------------------
     May 1, 1998 - September 30,1999         $1,556.88/month   $18,682.50/year

     1009 Mansell Road, Suite G, J, K (11,466 square feet):
     ------------------------------------------------------
     May 1, 1998 - September 30,1999         $7,596.23/month   $91,154.70/year

     1011 Mansell Road, Suite C (15,522 square feet):
     ------------------------------------------------
     May 1, 1998 - September 30 1999         $10,283.33/month  $123,399.90/year

Additional Space (21,770 total square feet):
--------------------------------------------

     999 Mansell Road (9,600 square feet):
     -------------------------------------
     May 1, 1998 - September 30,1998         $4,328.00/month   $51,936.00/year
     October 1, 1998 - September 30, 1999    $4,501.12/month   $54,013.44/year

     1003 Mansell Road, Suite C (7,370 square feet):
     -----------------------------------------------
     May 1, 1998 - September 30,1998         $3,224.38/month   $38,692.50/year
     October 1, 1998 - September 30, 1999    $3,353.35/month   $40,240.20/year

     1003 Mansell Road, Suite D (4,800 square feet):
     -----------------------------------------------
     May 1, 1998 - September 30,1998         $3,000.00/month   $36,000.00/year
     October 1, 1998 - September 30,1999     $3,120.00/month   $37,440.00/year

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which payments shall be due and payable on or before the first day of each calendar month during the applicable term, together with any other additional rental as set forth hereunder or as set forth in the Agreement.

          3. As consideration for Tenant's performance of all obligations to be performed by Tenant under the Agreement, Landlord shall contribute $2.00 per square foot contained in the Additional Space, which is the sum of Forty-three Thousand Five Hundred Forty and no/100 Dollars ($43,540.00) (the "Allowance") towards the cost of tenant improvements to the Additional Space. The Allowance shall be used for alterations, improvements, fixtures and equipment which become part of or are attached or affixed to the Additional Space, including walls, wall coverings and floor coverings, but excluding trade fixtures, furniture and furnishings or other personal property. In the event the cost of tenant improvements exceeds the cost of tenant improvement Allowance, the excess shall be paid by Tenant within thirty (30) days of Tenant's receipt of Landlord's notice.

          4. Tenant shall take delivery of the Existing Space from Landlord in an AS-IS condition.

          5. Except as expressly modified by this Tenth Amendment, all provisions, terms and conditions of the Agreement shall remain in full force and effect.

          6. In the event a provision of this Tenth Amendment conflicts with a provision of the Agreement, the Tenth Amendment shall supersede and control.

          7. All terms and phrases used herein shall have the same meaning as assigned to them in the Agreement.

          8. This Tenth Amendment shall not be of any legal effect or consequence unless signed by Landlord and Tenant, and once signed by Landlord and Tenant it shall be binding upon and inure to the benefit of Landlord, Tenant, and their respective legal representatives, successors and assigns.

          9. This Tenth Amendment has been executed and shall be construed under the laws of the State of Georgia.



                  [SIGNATURES CONTAINED ON THE FOLLOWING PAGE]


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          IN WITNESS WHEREOF, the undersigned have caused this Tenth Amendment to be executed under seal and delivered as of the day and year first above written.


                                         LANDLORD:
Signed, sealed and delivered             WEEKS REALTY, L.P.,
in the presence of:                      a Georgia limited partnership


/s/ Kelly A. Kinnery                     By:  Weeks GP Holdings, Inc.,
--------------------                          a Georgia corporation,
Witness                                       its sole general partner

/s/ Patrick L. Adams
--------------------
Notary Public                            By:  /s/ Forrest W. Robinson
                                              --------------------------
                                              Name:  Forrest W. Robinson
                                                     -------------------
                                              Its:   President/C.O.O.
                                                     -------------------



                                         TENANT:
Signed, sealed and delivered             CHECKMATE ELECTRONICS, INC.,
in the presence of:


/s/ Tanya K. Meiss                       By:    /s/ John J. Neubert
------------------                              --------------------
Witness                                  Name:  John J. Neubert
                                                --------------------
                                         Its:   CFO/Exec. V.P.
                                                --------------------
/s/ Valerie J. David
--------------------
Notary Public                            ATTEST:

                                         By:    /s/ M. L. Burkett
                                                --------------------
                                         Name:  Margaret Burkett
                                                --------------------
                                         Its:   Corp. Sec/Accty Mgr.
                                                --------------------

                                         (Corporate Seal)

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